SECURITIES AND EXCHANGE COMMISSION
                            Washington, DC  20549


                                   FORM 8-K

                           Current Report Pursuant
                        to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934

                      Date of Report: September 22, 2000


                        UNITED AMERICAN COMPANIES, INC.
            (Exact Name of Registrant as Specified in its Charter)


                                   COLORADO
               (State or Other Jurisdiction of Incorporation)


            000-30003                                  05-0508617
      (Commission File Number)         (I.R.S. Employer Identification Number)


    8609 Wood Lake Court, Suite 206
    Charlotte, North Carolina                            28210
    (Address of Principal                              (Zip Code)
    Executive Offices)


               Registrant's telephone number, including area code:
                                  (704) 556-7992


                              NADEAU & SIMMONS, P.C.
                             1250 TURKS HEAD BUILDING
                          PROVIDENCE, RHODE ISLAND 02903

            (NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER,
                    INCLUDING AREA CODE, OF AGENT FOR SERVICE)


                                  WITH COPIES TO:

                       CAYER, PRESCOTT, CLUNE & CHATELLIER
                                 2 CHARLES STREET
                               PROVIDENCE, RI 02903
                                   401-421-2710

                             DELOITTE & TOUCHE, LLP
                             1100 Carillon Building
                              227 West Trade Street
                            Charlotte, NC  28202-1675


             1250 Turks Head Building, Providence, Rhode Island 02903 (Former Name or Former Address, if Changed Since Last Report)

Cautionary Statement for Purposes of "Safe Harbor Provisions" of the Private Securities Litigation Reform Act of 1995:

Except for historical facts, all matters discussed in this report which are forward looking involve a high degree of risks and uncertainties. Potential risks and uncertainties include, but are not limited to, competitive pressures from other food export companies and political developments in overseas markets, economic conditions in the Company's primary markets and other uncertainties detailed or to be detailed from time to time in the Company's Securities and Exchange Commission filings.

                    INFORMATION INCLUDED IN THIS REPORT


ITEMS 1 THROUGH 3, 5 THROUGH 9 NOT APPLICABLE.


ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     (a) Cayer, Prescott, Clune & Chatellier, who was previously engaged as the principal accountant to audit the registrant's financial statements, was dismissed on September 19, 2000, by unanimous consent of the board of directors of the Registrant in favor of retaining an independent accounting firm. The following information is set forth pursuant to Reg. Sec. 229.304 of Regulation S-K of the Securities Act of 1933 (the "Act"):

     (i) Cayer, Prescott, Clune & Chatellier's report on the balance sheet of the Registrant for only the year end (December 31, 1999) contained no adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles;

     (ii) The decision to change accountants was recommended and approved by the board of directors of the Registrant;

     (iii) From the date the Registrant commenced operations (November 24, 1999) through any subsequent interim period preceding the dismissal there have been no disagreements with the former accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope of procedure.

     (iv) The Registrant has requested Cayer, Prescott, Clune and Chatellier, to furnish it a letter addressed to the Commission stating whether it agrees with the above statements. A copy of that letter will be filed as Exhibit
16.1 to this Form 8-K after its receipt.

INDEX TO EXHIBITS

Exhibit Description

16.1 Cayer, Prescott, Clune & Chatellier's Letter dated September 22, 2000 in response to Item 4(a)(i), Item 4(a)(ii) and Item 4(a)(iii) of this Form 8-K.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   UNITED AMERICAN COMPANIES, INC.


                                   By:  /s/  Arnold E. Pitoniak

                                   Arnold E. Pitoniak, Chief Executive Officer


Dated: September 22, 2000